                                                                    EXHIBIT 99.1

                                  PRESS RELEASE

                 PACKAGED ICE REPORTS FIRST QUARTER 2003 RESULTS

MAY 6, 2003 - DALLAS, TEXAS - Packaged Ice, Inc. (AMEX:ICY) today reported financial results for the first quarter ended March 31, 2003.

         Revenues in the first quarter were $32.6 million, compared to $32.8 million in the same quarter of 2002. The net loss available to common shareholders was $15.7 million or $0.78 per share, compared to a net loss available to common shareholders, before the cumulative effect of change in accounting principle, of $17.2 million or $0.85 per share in the first quarter of 2002. Effective January 1, 2002, Packaged Ice adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets." The adoption of this accounting standard resulted in an impairment charge of $73.2 million or $3.64 per share.

         EBITDA as Adjusted (defined as earnings before interest, taxes, depreciation and amortization, gain or loss on the disposition of assets, impairment of assets, gain or loss on extinguishment of debt and the cumulative effect of changes in accounting principle, referred to as EBITDA) was negative $0.6 million compared to negative $1.5 million in the first quarter of 2002. By presenting EBITDA, Packaged Ice intends to provide investors a better understanding of the core operating results and underlying trends to measure past performance as well as prospects for the future. Packaged Ice evaluates operating performance based on several measures, including EBITDA, as the Company believes it is an important measure of the operational strength of its business. See reconciliation of EBITDA to Net Loss Available to Common Shareholders at the end of this release.

         "We are pleased that during the quarter we achieved increases in both EBITDA and EBITDA margin," commented Chairman and Chief Executive Officer William P. Brick. "We continue to stay focused on maximizing our cash flow and reducing our debt. We anticipate reducing our debt, net of cash, by an additional $15 to $20 million in 2003."

OUTLOOK

         The following statements are based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations, or divestitures that may be completed after May 6, 2003.

         Management continues to expect revenues for 2003 to range between $233 and $243 million, and EBITDA in the range of $59 to $62 million. Management further expects to report net income available to common shareholders in 2003 ranging from a net loss of $2 million or $0.10 per share, to net income of $1 million or $0.05 per diluted share. Management expects revenues in the second quarter of 2003 to range between $71.5 million and $76.5 million, with EBITDA in the range of $22.5 million to $25.5 million. The second-quarter net income available to common shareholders is expected to be in the range of $7 million to $10 million, or $0.35 to $0.50 per diluted share. The outlook for the second quarter and full year does not include gains or losses from the disposition of assets, asset impairment charges, or gains or losses on the extinguishment of debt.

CONFERENCE CALL

         Packaged Ice has scheduled a conference call on Tuesday, May 6, 2003 at 10:00 a.m. eastern time. To participate, dial 706-634-0740 and ask for the Packaged Ice call 10 minutes prior to the start time, or join the conference call live over the Internet by logging on to http://www.reddyice.com. A telephonic replay will be available through May 13, 2003, and may be accessed by calling 706-645-9291 and using the passcode 9883544. Also, an audio archive will be available at http://www.reddyice.com for approximately 12 months. In addition, this press release shall be available on the Company's website prior to the conference call in the section titled "Financial" under the heading "Press Releases". For more information, please contact Karen Roan at DRG&E at 713-529-6600 or email kroan@drg-e.com.

         Packaged Ice is the largest manufacturer and distributor of packaged ice in the United States. Employing over 1,700 people, its products are sold to more than 73,000 locations in 31 states and the District of Columbia, and provide a broad array of product offerings in the marketplace through traditional direct store delivery, warehouse programs, and its proprietary Ice Factory technology. Packaged Ice serves most significant consumer packaged goods channels of distribution, as well as restaurants, special entertainment events, commercial users and the agricultural sector.

         This press release contains various forward-looking statements and information that are based on management's belief as well as assumptions made by and information currently available to management. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Such statements contain certain risks, uncertainty and assumptions. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. For a discussion of risks, investors are urged to refer to the Company's reports filed under the Securities and Exchange Act of 1934.

                              - Tables to Follow -

                       PACKAGED ICE, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)


                                                                                        THREE MONTHS ENDED
                                                                                             MARCH 31,
                                                                                  ------------------------------
                                                                                      2003              2002
                                                                                  ------------      ------------
                                                                                    (IN THOUSANDS, EXCEPT PER
                                                                                          SHARE AMOUNTS)

Revenues ....................................................................     $     32,567      $     32,780
Cost of sales ...............................................................           25,791            26,153
                                                                                  ------------      ------------
Gross profit ................................................................            6,776             6,627
Operating expenses ..........................................................            7,345             8,152
Depreciation and amortization expense .......................................            5,791             6,431
Loss (gain) on dispositions of assets .......................................              (10)               63
                                                                                  ------------      ------------
Loss from operations ........................................................           (6,350)           (8,019)
Other income (expense), net .................................................              (10)               37
Gain on extinguishment of debt ..............................................               --               439
Interest expense ............................................................           (8,360)           (8,746)
                                                                                  ------------      ------------
Loss before income taxes ....................................................          (14,720)          (16,289)
Income taxes ................................................................               --                --
                                                                                  ------------      ------------
Loss before cumulative effect of change in accounting principle .............          (14,720)          (16,289)
Cumulative effect of change in accounting principle .........................               --           (73,230)
                                                                                  ------------      ------------
Net loss before preferred dividends .........................................          (14,720)          (89,519)
Preferred dividends .........................................................             (994)             (902)
                                                                                  ------------      ------------
Net loss available to common shareholders ...................................     $    (15,714)     $    (90,421)
                                                                                  ============      ============

Basic and diluted net loss per share of common stock:

     Loss available to common shareholders before cumulative effect of
          change in accounting principle ....................................     $      (0.78)     $      (0.85)
     Cumulative effect of change in accounting principle ....................               --             (3.64)
                                                                                  ------------      ------------
     Net loss available to common shareholders ..............................     $      (0.78)     $      (4.49)
                                                                                  ============      ============

Basic and diluted weighted average common shares outstanding ................           20,157            20,156
                                                                                  ============      ============

                       PACKAGED ICE, INC. AND SUBSIDIARIES
                    CONDENSED CONSOLIDATED BALANCE SHEET DATA
                                   (Unaudited)


                                                                                    MARCH 31,       DECEMBER 31,
                                                                                      2003              2002
                                                                                  ------------      ------------
                                                                                          (IN THOUSANDS)

Cash and cash equivalents ...................................................     $      1,281      $      6,500
All other current assets ....................................................           26,323            26,004
Total Assets ................................................................          339,748           347,573

Current liabilities (less current portion of long-term debt and line of
  credit)....................................................................           25,912            38,516
Total current and non-current debt (including line of credit) ...............          324,123           305,214
Mandatorily redeemable preferred stock ......................................           41,986            40,992
Shareholders' deficit .......................................................          (52,273)          (37,149)
Total liabilities and shareholders' deficit .................................          339,748           347,573

                       PACKAGED ICE, INC. AND SUBSIDIARIES
                RECONCILIATION OF EBITDA TO NET LOSS AVAILABLE TO
                               COMMON SHAREHOLDERS
                                   (Unaudited)

                                                                                        THREE MONTHS ENDED
                                                                                             MARCH 31,
                                                                                  ------------------------------
                                                                                      2003              2002
                                                                                  ------------      ------------
                                                                                          (IN THOUSANDS)

EBITDA ......................................................................     $       (579)     $     (1,488)
Depreciation and amortization expense .......................................           (5,791)           (6,431)
(Loss) gain on disposition of assets ........................................               10               (63)
Gain on extinguishment of debt ..............................................               --               439
Interest expense ............................................................           (8,360)           (8,746)
Income taxes ................................................................               --                --
Cumulative effect of change in accounting principle .........................               --           (73,230)
Preferred dividends .........................................................             (994)             (902)
                                                                                  ------------      ------------
Net loss available to common shareholders ...................................     $    (15,714)     $    (90,421)
                                                                                  ============      ============

                       PACKAGED ICE, INC. AND SUBSIDIARIES
                      RECONCILIATION OF PROJECTED EBITDA TO
          PROJECTED NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS
                                   (Unaudited)


                                                                                       THREE MONTHS ENDED
                                                                                             JUNE 30,
                                                                                  ------------------------------
                                                                                      2003              2003
                                                                                  ------------      ------------
                                                                                  LOWER RANGE       UPPER RANGE
                                                                                          (IN MILLIONS)
EBITDA ......................................................................     $       22.5      $       25.5
Depreciation and amortization expense .......................................             (5.9)             (5.9)
Interest expense ............................................................             (8.6)             (8.6)
Income taxes ................................................................               --                --
Preferred dividends .........................................................             (1.0)             (1.0)
                                                                                  ------------      ------------
Net income available to common shareholders .................................     $        7.0      $       10.0
                                                                                  ============      ============

                                                                                       TWELVE MONTHS ENDED
                                                                                           DECEMBER 31,
                                                                                  ------------------------------
                                                                                      2003              2003
                                                                                  ------------      ------------
                                                                                  LOWER RANGE       UPPER RANGE
                                                                                          (IN MILLIONS)
EBITDA ......................................................................     $       59.0      $       62.0
Depreciation and amortization expense .......................................            (22.8)            (22.8)
Interest expense ............................................................            (34.0)            (34.0)
Income taxes ................................................................               --                --
Preferred dividends .........................................................             (4.2)             (4.2)
                                                                                  ------------      ------------
Net income (loss) available to common shareholders ..........................     $       (2.0)     $        1.0
                                                                                  ============      ============